Exhibit 10.27

Execution Version

SECOND amendment TO MASTER LEASE AGREEMENT

This SECOND AMENDMENT TO MASTER LEASE AGREEMENT (this “Amendment”) is made as of October 26, 2020 (the “Amendment Effective Date”) by and between Morehead Farm, LLC, a Delaware limited liability company (“Lessor”), and AppHarvest Morehead Farm, LLC, a Delaware limited liability company (“Lessee”). Lessor and Lessee are sometimes individually referred to as a “Party” and collectively as the “Parties.” Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Lease (as defined below).

RECITALS

WHEREAS, Lessor and Lessee entered into that certain Master Lease Agreement, dated as of May 13, 2019, as amended pursuant to that certain First Amendment to Master Lease Agreement, dated as of September 30, 2019 (the “Lease”); and

WHEREAS, the Parties desire to amend the Lease to make certain clarification thereto, as further described herein.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein, the sufficiency of which is acknowledged by both Parties, the Parties do hereby agree as follows:

Article I
AMENDMENTS AND COVENANTS

1.1              Amendments. The Parties hereby agree to amend the Lease as follows:

(a)               Section 9.3(h) of the Lease is hereby amended by adding the following text at the end of such section:

“provided, however, that Lessee shall not have to comply with the obligations of this Section 9.3(h) with regard to Lessee’s Parent during such times as Lessee’s Parent is a public company that publicly discloses, on its website or on the website of the public exchange on which it is listed, audited financial statements of Lessee’s Parent on an annual basis. Moreover, during such times as Lessee’s Parent is a public company, Lessee’s requirements under this Section 9.3(h) shall be satisfied by the delivery, as soon as available, and in any event no later than ninety (90) days after the end of each Fiscal Year, of unaudited statements of income and cash flows of Lessee for such Fiscal Year and the related balance sheet of Lessee as at the end of such Fiscal Year, setting forth (to the extend applicable) in comparative form the corresponding figures for the preceding Fiscal Year.”

(b)               Section 12.1(c) to the Lease is hereby amended by adding the text “, Lessee’s Parent” after the word “Lessee” in the first line thereof.

(c)               The following definition is hereby added to Exhibit A to the Lease:

““Lessee’s Parent” means, as applicable, (a) Pledgor or (b) any Person providing a Replacement Guaranty (as defined in the Parent Guaranty).”

(d)               The following text is hereby amended by adding the following text to the end of the definition of “Parent Guaranty” in Exhibit A to the Lease:

“or any Replacement Guaranty (as defined in the Parent Guaranty), as applicable.”

(e)               Section 3.2(a)(v) of Exhibit H-4 to the Lease is hereby amended by adding the text “, Pledgor” after the word “Lessee” in the first line thereof.

Article II
MISCELLANEOUS

2.1              Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, excluding any laws thereof which would direct application of law of another jurisdiction; provided, however, that any matter in this Amendment that must be governed by the internal laws of the State of Kentucky to be enforceable shall be governed by and construed in accordance with the internal laws of the State of Kentucky.

2.2              No Modification. Except as otherwise modified by this Amendment, all terms and conditions of the Lease shall remain in full force and effect, and the Parties do hereby ratify and confirm the Lease as modified hereby. As of the Amendment Effective Date, the terms and conditions of this Amendment shall be deemed a part of the Lease for all purposes and all references to the Lease shall hereafter refer to the Lease as modified by this Amendment.

2.3              Authority. Each Party has duly authorized the execution and delivery of this Amendment and represents that the individual executing this Amendment on behalf of the Party has the legal authority to bind the respective Party.

2.4              Binding Agreement. This Amendment shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

2.5              Counterparts. This Amendment may be executed in any number of counterparts, and by the different Parties in separate counterparts (which may be delivered by facsimile or electronic mail which attaches a portable document format (.pdf) document), each of which when executed shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

[Signature page to follow]

IN WITNESS WHEREOF, the Parties have executed this Amendment under seal as of the Amendment Effective Date.

LESSOR:

MOREHEAD FARM, LLC

By: EqCEF I, LLC, its manager

By:	/s/ Nick Houshower
Name:	Nick Houshower
Title:	Vice President

[Signature Page to Second Amendment to Master Lease Agreement]

LESSEE:

APPHARVEST MOREHEAD FARM, LLC

By:	/s/ Loren Eggleton
Name:	Loren Eggleton
Title:	Senior Vice President, Finance and Treasurer

[Signature Page to Second Amendment to Master Lease Agreement]